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                           UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549
                            __________

                             FORM 8-K

                         CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): July 25, 2005


                         PETMED EXPRESS, INC.
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       (Exact name of registrant as specified in its charter)

                  Commission file number 000-28827

            FLORIDA                       65-0680967
   ---------------------------          -------------
  (State or other jurisdiction         (IRS Employer
of incorporation or organization)    Identification No.)


     1441 S.W. 29th Avenue, Pompano Beach,  Florida    33069
     ----------------------------------------------   --------
    (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (954) 979-5995
                                                    --------------

                        Not Applicable
     -----------------------------------------------------------
    (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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Item 7.01   Regulation FD Disclosure

     On  July  25,  2005,  PetMed Express, Inc.  issued  a  press release  announcing  its  June 30,  2005  quarter  end  financial
results.   A  copy  of this press release is attached  hereto  as
Exhibit 99.1 and is incorporated herein by reference.

     The information furnished in this Item 9, intended to be furnished under Item 12, is instead furnished under Item 9 in accordance with SEC Release 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits

     (c)  Exhibits

99.1 Press Release issued by PetMed Express, Inc. on July 25, 2005


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                               SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PETMED EXPRESS, INC.
(The "Registrant")

Date: July 25, 2005

By:  /s/  Menderes Akdag
    ----------------------------
     Menderes Akdag

     Chief Executive Officer
     (principal executive officer)

By:  /s/  Bruce S. Rosenbloom
    -----------------------------
     Bruce S. Rosenbloom

     Chief Financial Officer
    (principal financial and accounting officer)


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EXHIBIT INDEX

Exhibit No.           Description


99.1 Press Release issued by PetMed Express on July 25, 2005